CHANCELLOR LGT
ASSET MANAGEMENT
OVER 25 YEARS
OF INVESTING
WORLDWIDE
GT GLOBAL
INTERNATIONAL
GROWTH FUND

ANNUAL REPORT
DECEMBER 31, 1996

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
President............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Portfolio   holdings'
and  views   of   the
Funds' managers
described   in   this
annual report are  as
of  the  date  of the
interview, unless
otherwise noted,  and
are subject to
change.

GT GLOBAL INTERNATIONAL GROWTH FUND
MESSAGE FROM THE PRESIDENT

Dear Investor,

Fiscal 1996 has been a year of economic strengthening, and the GT Global Funds have benefited from low inflation and low interest rates worldwide. We're proud of their performance over the past year and remain enthusiastic about their long-term potential.

Consistent, above-average performance of GT Global Funds is our priority. To that end, we enhanced the breadth and depth of our investment capabilities this fall when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, 1996, Chancellor merged with LGT Asset Management, the Funds' advisor, and the combined entity is now known as Chancellor LGT Asset Management. This acquisition increased assets entrusted to LGT to over $80 billion.

We are confident about the partnership's success because both firms share a commitment to providing investors around the world with solutions to their investment needs through combined, top-notch expertise. Individual investors now have access to the same high-quality management services enjoyed by over 320 institutional investors, including some of the country's largest organizations.

Chancellor's strengthsdisciplined U.S. equity and fixed income processes and professionals, coupled with proven fundamental and quantitative investment capabilitiesrepresent an ideal complement to LGT's advantages as an experienced global investment manager with an extensive global infrastructure. Chancellor LGT Asset Management's global investment team includes 12 economists, 98 portfolio managers, 72 analysts and 19 traders located in nine regional offices.

Warren Shaw, LGT's new Global Chief Investment Officer, has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

As always, we appreciate your continued confidence. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our registered representatives will be happy to assist you.

Sincerely,

/s/ WILLIAM J. GUILFOYLE

William J. Guilfoyle
President
GT Global Mutual Funds

INVESTMENT OBJECTIVE

The GT Global
International Growth
Fund seeks long-term
growth of capital by
investing primarily in
equity securities of
companies located
outside the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
PERFORMANCE SUMMARY

                         GT GLOBAL
                       INTERNATIONAL
                        GROWTH FUND        MSCI-EAFE
                         CLASS A             Index


7/19/85                     9525             10000
                            9534.53           9903.93
                            9448.8           10225.1
                            9848.85          10826.7
                           10506.1           11566.6
                           11144.2           12044.9
                           11877.7           12618.9
                           12163.4           12938.9
                           12954             14376.2
                           14167.8           16401.8
                           15310.3           17480.2
                           14893             16707
                           16005.8           17850.4
                           17406.7           18955.4
                           18400.2           20828.4
                           17923.3           20619.5
                           16423.1           19246.7
                           17645.1           20360.4
                           18251.2           21444.5
                           18728.1           23726.8
                           19473.2           24443
                           20356             26451.9
                           21426.8           29255.4
                           21900.5           29260.7
                           22147.6           28333.8
                           23578.8           28289.3
                           24433.4           30416.3
                           25185             29943
                           18255.5           25753
                           17773.8           26012.5
                           19379.4           26791.3
                           19786.4           27275.8
                           20430.9           29100.9
                           21312.8           30895.7
                           21832.9           31350.4
                           21403.2           30352.4
                           21267.5           29558.6
                           21459.8           30492.1
                           20747.4           28515.5
                           21267.5           29767.2
                           22330.3           32321.1
                           22929.6           34253.1
                           23137.8           34450.2
                           24310.7           35063.4
                           24686.5           35250.4
                           25176.1           34565.3
                           26166.7           34892.8
                           25882             33000.4
                           25745.4           32452.2
                           27544.5           36534.2
                           28626.2           34897.9
                           29787.7           36494
                           28455.5           35034.9
                           29685.2           36803.3
                           32060.3           38170.1
                           31540.4           36757.5
                           30673.9           34199.8
                           31089.8           30644
                           30258             30409
                           31817.6           33888
                           32476.2           33597.7
                           33585.3           34079.6
                           30361.9           30779.4
                           27207.9           26498.8
                           28802.2           30636.3
                           27970.4           28837.9
                           27473.5           29316.3
                           28070.8           30272.7
                           29862.5           33526.8
10/31/90                   30389.5           31522.2
                           30494.9           31840.9
                           31584             32182.6
                           30389.5           29826.2
                           31513.7           31299.7
                           30740.8           30671.7
                           31408.3           32409.6
                           31548.9           32877.1
                           30073.3           31351
                           31104.5           32979.9
                           31175.7           32285.1
                           31709.5           31138.4
                           30677.4           29091.4
                           31531.5           29237
                           33560.1           31203
                           32385.7           29733.4
                           30997.7           28981.9
                           30713             30809.6
                           29218.3           30211
                           29147.1           28635.4
                           29325             28913.7
                           29289.9           29072
                           29075.8           29077.1
                           29503.9           29964
                           31002.3           32584.6
                           32500.7           35685.9
                           32964.5           36448.3
                           32500.7           35888.1
                           33713.7           37152.6
                           35675.9           39166.6
                           35533.2           38293.6
                           36995.9           39482.1
                           35354.8           36039.2
                           39314.8           38649.7
                           41740.8           41925.7
                           40242.4           41818.2
                           37317             40025.9
                           37852.1           41733.1
                           37602.4           41502.4
                           37317             42098.2
                           38494.3           42512.3
                           40420.8           43528.2
                           38815.3           42166.8
                           39029.4           43580.8
                           37352.6           41495.8
                           36255.6           41765.4
                           33488             40170.9
                           32578.6           40065.9
                           32657.7           42576.1
                           33646.1           44188.7
                           33567.1           43673.3
                           33962.4           42919
                           36453.3           45602.7
                           36611.4           43874.2
                           37085.8           44742.4
                           36453.3           43551.2
                           36334.7           44774.4
                           37660.9           46589.8
                           38324.5           46792.1
                           38366             46962
                           38988.1           47971.2
                           39817.7           49377.7
                           39361.4           48480.8
                           39693.2           48765.5
                           38117.1           47352.4
                           38863.7           47468.4
                           39402.9           48741.4
                           39278.4           48254.8
                           40854.6           50186.8
12/31/96                   41154.3           49553.3

The chart above shows the performance of the GT Global International Growth Fund, Class A shares, since the Fund's inception versus the MSCI-EAFE Index. This represents a cumulative return of 311.54% and an average annual total return of 13.15% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $12,607 on December 31, 1996. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $12,358 on December 31, 1996.

AVERAGE ANNUAL TOTAL RETURNS %(1)
DECEMBER 31, 1996


Share Class            Without Sales Charge(2)           With Sales Charge
                 1-Year  5-Year  10-Year  LOF      1-Year  5-Year  10-Year  LOF
-------------------------------------------------------------------------------
Class A(3)        9.28    5.76    8.47   13.63      4.09    4.73    7.94  13.15
Class B(3)        8.67     N/A     N/A    7.04      3.80     N/A     N/A   6.37
Advisor Class(4)  9.79     N/A     N/A   14.28       N/A     N/A     N/A    N/A



HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (LAST 10 YEARS)


                 1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
Class A         6.18(3) 19.39   38.56   -14.31  13.22   -5.83   34.23    -7.78   3.88    9.28
Class B          N/A      N/A     N/A      N/A    N/A     N/A   25.63(3) -8.36   3.15    8.67


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) This performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.

(3) The Fund began operations on July 19, 1985; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the Alternative Purchase Plan section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH INTERNATIONAL CHIEF INVESTMENT OFFICER   JANUARY, 1997
ROGER YATES


Q HOW DID THE FUND PERFORM?
A The Fund's total return for the 12 months ended
December 31, 1996, for Class A shares was 9.28%
(4.09% including the effect of the maximum 4.75% sales charge). Total return for Class B shares was 8.67% (3.80% including the effect of the maximum
5% contingent deferred sales charge). Total return for the Morgan Stanley Capital International-Europe,
Australia, Far East (MSCI-EAFE) Index(5) over the same period was 6.36%.

The Fund outperformed the index primarily as a result of country selection in Europe and being underweighted in Japan.

Q HOW IS CORPORATE REFORM TAKING ROOT
  IN EUROPE?
A Corporate reform has been among the factors responsible for the strength of continental European stock markets over the last two years. Leading compa-nies in countries such as France and Germany have restructured to increase returns to shareholders. This reform has involved divestiture of non-core operations, reduction in staffing levels, introduction of schemes to provide management incentives, and easing of legal restrictions on hostile takeovers and share buybacks.

We believe this fundamental shift in corporate culture represents a major opportunity for global investors.
Moreover, we view the development of many service industries in continental Europe, such as management consulting and temporary labor, as another area of opportunity.

Q WHY DID YOU CUT BACK THE FUND'S POSITION
  IN JAPAN?
A Our outlook for the Japanese stock market remains bleak. The transitional period Japan entered into in the early 1990s continued in 1996, with slug-gish economic growth and deflation persisting throughout the year. Japanese banks have yet to over-come the bad debt crisis fueled by a collapse in prop-erty and stock prices. The fragile financial system has not only depressed consumer confidence, but could also worsen as declining share prices erode the value of banks' stock portfolios. This is problematic as these portfolios provide a means of writing off bad loans and keeping capital adequacy rates up to international standards.

In addition, businesses have had difficulties coping with slow growth, and company profits have proved unsustainable with the drop-off in consumer demand in the second half of the year. Meanwhile, although a weaker yen has been a boon for exports, it's becoming less of a positive factor as many companies have moved production overseas in recent years. Moreover, we expect the weakening yen will damage profit margins, apart from the exporters, as input costs rise in a defla-tionary environment.

Q WHAT ACCOUNTS FOR YOUR DECISION TO INCREASE
  THE FUND'S EXPOSURE TO THE UK?
A Britain is second only to the U.S. as a home to major corporations that can exploit worldwide mega-trends and the growth of demand in emerging markets. Furthermore, we view the strength of the UK economy and the probability of a further rise in ster-ling as positives. Despite concerns over political risk in the run-up to the 1997 general election, we see no need for pessimism. FTSE 100 stocks look set to achieve 9%-10% growth in dividend per share, and small and medium-sized companies appear to offer even better value.

The consumer-led recovery augurs well for small companies, which are priced on the same multiples as large firms, even though most forecasters suggest the outlook for both is equally bright. In 1987-88, small companies were trading at a 30% premium to large companies. We believe particular industries such as media, publishing and building materials also offer opportunities through restructuring.

Q WHAT HAS DRIVEN THE PERFORMANCE OF THE HONG
  KONG MARKET?
A The Hong Kong market was driven by a recovery in the property market and growing optimism about the Chinese business cycle. At the sector level, red chips (companies managed in Hong Kong but with

                                       CONTINUED P.4

(5) MSCI-EAFE Index is an arithmetic average, weighted by market value, of the performance of 1,098 securities listed on 20 major world stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

INTERVIEW WITH THE INTERNATIONAL CIO  CONTINUED

substantial business operations in China) enjoyed a period of especially strong performance. Moreover, speculation about potential asset injection and spin-offs helped add momentum to companies with Chinese provincial or ministerial parentage.

The Hong Kong market is also optimistic that the transition back to China will be smooth and that pros-perity will be maintained, although, there is, of course, the potential for market volatility with the handover.
We believe continuation of the cyclical recovery in China will result in an eventual decoupling of Hong
Kong equities from the U.S. market, and feel the potential for Hong Kong companies, red chips in particular, to generate further value from China should not be underestimated.

Q HOW HAVE THE FUND'S OTHER ASIAN
  HOLDINGS FARED?
A Korea led the underperformers and continued to disappoint investors. The MSCI Korea Index slid another 20% in the last quarter of the year on deterio-rating economic fundamentals, increasing stock supply and political problems. The Thai market also underperformed other regional markets as the economy weakened and the poor earnings outlook continued. Worries over banking and finance compa-nies' bad loans were also a feature. Finally, Singapore's
GDP growth in 1996 was adversely affected by a slow-down in the electronics cycle, and the market ended on a down note.

Q WHAT ABOUT AUSTRALIA?
A The Australian market rose by nearly 18% in 1996, largely driven by easier monetary policy and a consequent decline in bond yields, which fell by over 125 basis points during the year. The Reserve Bank reduced base rates by 50 points three times, to their current 6.0% level. This has produced diverging performance within the market, the banking sector being the best performer given the added impetus from expectations of mergers or takeovers. The oil and gas sector also performed well on much stronger oil prices, while resources and broader industrials have been disappointing, with most earnings coming in below expectations.

We expect stronger earnings in 1997. Interest rate cuts are likely to give rise to a housing-led recovery in the domestic economy that should support related cyclical sectors, such as building materials. In line with our economists' view of more synchronized and rising global growth, commodity prices are expected to improve and support the resource sector. Banks, however, are likely to struggle to maintain earnings as competition increases, especially in the mortgage market.

Q THE FUND INCREASED ITS EXPOSURE TO LATIN
  AMERICA OVER THE PERIOD. HAVE THESE
  ECONOMIES RECOVERED FROM THE MEXICAN PESO
  CRISIS?
A The latest statistics confirm that an investment-led recovery in the Mexican economy is well underway.
Consequently, we remain fairly optimistic about its stock market. Real wages, which have been falling for more than two years, are likely, in our opinion, to begin recovering this year, boosting domestic demand and consumption stocks.

With respect to the Fund's other position in Latin America, Brazil, we think privatization and economic reform could well be rewarding themes for investors in 1997. However, we remain cautious on longer-term prospects. In the absence of a substantial jump in exports, we believe Brazil is likely to face an external financing constraint over the next year or two, and the government's fiscal deficit has yet to be seriously addressed.

Q WHAT IS YOUR GLOBAL OUTLOOK GOING FORWARD?
A Our outlook for global financial markets remains favorable as global disinflation continues to underpin both equity and bond markets.

Our outlook for the UK and European stock markets is more promising than for the U.S. Price/earnings and price/cash flow ratios are 25%-40% lower than those of American stocks. After two years of interest rate reductions, growth in most European economies should accelerate. Other factors, such as German tax cuts at the beginning of the year, should also be bene-ficial. Moreover, world class corporations that can exploit global growth themes can be found in the UK and on the continent.

                                        CONTINUED P.5

Meanwhile, we believe European exporters should receive a boost from further falls in the continental currencies against the U.S. dollar and sterling over the next 18 months or so. And, at long last, managers in France, Germany, Switzerland and Italy are beginning to focus on adding value for shareholders, and the resulting corporate restructuring is providing investors with exciting opportunities.

While our outlook for Hong Kong following the transfer of sovereignty is promising, we may see some consolidation in the first quarter of 1997. Over the longer term, the territory's political transition provides the Chinese government with strong incentive to promote a positive economic environment in southern
China. Even without the end of British rule of Hong
Kong, the prognosis for China itself would have been good. Inflation has fallen from about 30% to below
10%, giving the Chinese government another oppor-tunity to promote economic growthgood news for many Hong Kong-based companies.

Conversely, our outlook for the Japanese stock market remains bleak, underscored by the continued impor-tance of careful sector and stock selection. The country seems to be stuck in economic conditions not unlike those of the U.S. in the 1930s. Real economic growth is low; nominal growth is lower. Many compa-nies are continuing to find their margins under pres-sure. Moreover, Japanese big businesses are, for the most part, way behind their counterparts elsewhere in embracing the need for restructuring.

In this environment, we are focusing exclusively on companies that have dominant positions in the few segments of the economy with the capacity to grow strongly. Examples include certain retailers and cellular telephone service providers (who are taking advantage of deregulation) and companies that specialize in products for the rapidly rising aging population.

Finally, in emerging Asia we believe the era of rapid economic growth is not yet over. However, there is a much greater need for a more selective approach than was the case in the late 1980s. The acceleration of the Chinese economy is important for the entire region.

ABOUT THE PORTFOLIO MANAGERS

ROGER YATES - Chief Investment Officer, International
Equities, for Chancellor LGT Asset Management.
Previously, Mr. Yates was an Investment Manager at
Morgan Grenfell and Director of their UK pension fund business. Prior to that, he worked for LGT Asset
Management (London) for seven years, and was appointed a director in 1986 and Chief Investment
Officer for unit trusts in 1987. In 1994, he rejoined
LGT as Chief Investment Officer, United Kingdom and Europe, a position he held until his recent promo-tion. He received a bachelor's degree from Oxford
University and completed postgraduate research at Reading University.

MICHAEL LINDSELL - Responsible for investment strategy for Global Equities; Chief Investment Officer, Japan, for Chancellor LGT Asset Management 1992-96.
Previously, Mr. Lindsell was a Director at Warburg
Asset Management from 1989 to 1992; Senior Fund
Manager at Scimitar Asset Management from 1985 to
1988; and Fund Manager, Lazard Brothers & Co. Ltd.
from 1982 to 1985. He received his B.Sc. from Bristol
University.

GEOGRAPHIC ALLOCATION OF NET ASSETS %

                         1996           1995
                      DECEMBER 31    DECEMBER 31

Australia                 2.8           3.7
Belgium                   N/A           1.0
Brazil                    1.2           N/A
Finland                   N/A           0.7
France                    7.1           5.0
Germany                   7.1           1.9
Hong Kong                 5.3           2.4
India                     N/A           0.9
Indonesia                 1.1           1.2
Italy                     4.7           2.4
Japan                    16.5          26.7
Korea                     0.9           2.1
Mexico                    1.3           N/A
Netherlands               5.8           7.6
New Zealand               1.8           N/A
Norway                    N/A           0.9
Portugal                  1.9           N/A
Singapore                 1.7           1.7
South Africa              N/A           2.7
Spain                     4.2           3.4
Sweden                    3.6           3.8
Switzerland               5.9           4.3
Thailand                  0.9           3.6
UK                       21.7          15.2
U.S. & Other              4.5           8.8

Allocations will change based on current market conditions.

SECTOR ALLOCATION OF NET ASSETS %
DECEMBER 31, 1996


Services                     29.5
Finance                      16.6
Health Care                  11.3
Capital Goods                 7.0
Materials/Basic Industry      6.7
Technology                    5.3
Consumer Durables             5.2
Energy                        5.0
Consumer Non-Durables         4.7
Multi-Industry/Misc.          4.2
Short Term & Other            4.5



GT GLOBAL INTERNATIONAL GROWTH FUND                                                        % of
KEY PORTFOLIO HOLDINGS(6)                                               Country         Net Assets

NOVARTIS AG Created by the merger of Sandoz and Ciba-Geigy, th e      Switzerland           2.1
pharmaceutical companies, Novartis manufactures health care
products for use in a broad range of medical fields, as well as nutritional and agricultural products.

BAYER AG Produces and markets polymers, organic, industrial,            Germany             2.0
health care, agrochemicals and imaging technology products and equipment. The company's products are used by the automotive, electrical engineering/electronics, medical, consumer goods, and other industries in over 150 countries worldwide.

TAKEDA CHEMICAL INDUSTRIES Manufacturer and industry leader in            Japan             2.0
antibiotics since 1965. The company is noted for best-selling vitamin tablet Alinamin and is also the front runner in
overseas operations in the U.S. and other countries.

DDI CORP. Provides long-distance telephone and mobile                     Japan             1.8
communication services.

AMWAY JAPAN LTD. Involved in door-to-door marketing of                    Japan             1.7
detergents, cosmetics, kitchenware and related products.

AOYAMA TRADING CO., LTD. Largest suburban discount chain store            Japan             1.7
operator specializing in men's apparel. The company pioneered discounting of men's suits and is also active in merchandise planning jointly with apparel makers.

SHARP CORP. Manufactures consumer and industrial electronics.             Japan             1.6
The company specializes in electronic equipment, audio and
communication equipment, information equipment, personal
computers, word processors, and electronic parts. Sharp Corp.
sells its products worldwide.

ROYAL & SUN ALLIANCE INSURANCE GROUP PLC The holding company                UK              1.6
for the multi-national insurance companies Sun Alliance Group
PLC and Royal Insurance Holdings PLC. The companies provide
major classes of general and life insurance to customers in the
UK, Australia, Canada, Scandinavia, South Africa and the U.S.

ADECCO - BEARER Supplies personnel and temporary help and               Switzerland         1.6
offers permanent placement services for professionals and
specialists in a wide range of business sectors, both
domestically and internationally.

SCHERING AG Manufactures and markets pharmaceuticals. The                 Germany           1.6
company focuses its activities on diagnostics, and fertility control as well as hormone therapy, therapeutics and
dermatology.


(6) There can be no assurance the Fund will continue to hold these securities.

GT GLOBAL
INTERNATIONAL
GROWTH FUND

FINANCIAL
STATEMENTS

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global International Growth Fund, one of the funds organized as a series of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global International Growth Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 14, 1997

                                       F1

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (29.5%)
  DDI Corp. .................................................   JPN               720   $  4,764,340         1.8
    WIRELESS COMMUNICATIONS
  Aoyama Trading Co., Ltd. ..................................   JPN           166,000      4,416,724         1.7
    RETAILERS-APPAREL
  Adecco - Bearer-/- ........................................   SWTZ           16,510      4,146,009         1.6
    CONSUMER SERVICES
  Koninklijke Ahold N.V. ....................................   NETH           65,406      4,092,612         1.6
    RETAILERS-FOOD
  Carrefour Supermarche .....................................   FR              6,245      4,070,100         1.6
    RETAILERS-FOOD
  Elsevier N.V. .............................................   NETH          234,183      3,961,844         1.5
    BROADCASTING & PUBLISHING
  Telecom Italia Mobile S.p.A. ..............................   ITLY        1,500,180      3,807,388         1.5
    WIRELESS COMMUNICATIONS
  Reuters Holdings PLC ......................................   UK            271,130      3,488,942         1.3
    BROADCASTING & PUBLISHING
  Ito-Yokado Co., Ltd. ......................................   JPN            80,000      3,483,068         1.3
    RETAILERS-OTHER
  Rentokil Group PLC ........................................   UK            456,300      3,445,690         1.3
    CONSUMER SERVICES
  EMI Group PLC .............................................   UK            144,990      3,438,547         1.3
    LEISURE & TOURISM
  Telefonica de Espana-/- ...................................   SPN           146,600      3,406,281         1.3
    TELEPHONE NETWORKS
  Burton Group PLC ..........................................   UK          1,195,000      3,192,123         1.2
    RETAILERS-APPAREL
  Portugal Telecom S.A. - Registered ........................   PORT          109,250      3,115,387         1.2
    TELEPHONE NETWORKS
  EMAP PLC ..................................................   UK            247,030      3,115,370         1.2
    BROADCASTING & PUBLISHING
  Sol Melia S.A.-/- .........................................   SPN            83,661      2,998,024         1.1
    LEISURE & TOURISM
  Stet Societa' Finanziaria Telefonica S.p.A. ...............   ITLY          609,400      2,772,669         1.1
    TELEPHONE NETWORKS
  Comptoirs Modernes ........................................   FR              5,110      2,762,162         1.1
    RETAILERS-FOOD
  Telecom Corporation of New Zealand Ltd. ...................   NZ            468,000      2,387,620         0.9
    TELEPHONE NETWORKS
  Dixons Group PLC ..........................................   UK            208,350      1,937,227         0.7
    RETAILERS-APPAREL
  Cordiant PLC-/- ...........................................   UK          1,073,070      1,920,134         0.7
    BROADCASTING & PUBLISHING
  Telecel - Comunicacoes Pessoais, S.A.-/- ..................   PORT           27,589      1,762,136         0.7
    TELECOM - OTHER
  Compass Group PLC .........................................   UK            130,180      1,382,048         0.5
    RESTAURANTS
  Granada Group PLC .........................................   UK             86,250      1,274,551         0.5
    LEISURE & TOURISM
  Fast Retailing Co., Ltd. ..................................   JPN            48,140      1,235,105         0.5
    RETAILERS-APPAREL

    The accompanying notes are an integral part of the financial statements.

                                       F2

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Advanced Information Service: .............................   THAI               --             --         0.3
    WIRELESS COMMUNICATIONS
    Foreign .................................................   --             44,800   $    419,328          --
    Local ...................................................   --             45,000        382,590          --
  Seven-Eleven Japan Ltd. ...................................   JPN               500         29,285          --
    RETAILERS-OTHER
  Kobenhavns Lufthavne AS ...................................   DEN               286         29,146          --
    TRANSPORTATION - AIRLINES
                                                                                        ------------
                                                                                          77,236,450
                                                                                        ------------
Finance (16.6%)
  Royal & Sun Alliance Insurance Group PLC ..................   UK            551,470      4,211,569         1.6
    INSURANCE - MULTI-LINE
  United Overseas Bank Ltd. - Foreign .......................   SING          341,300      3,806,320         1.5
    BANKS-MONEY CENTER
  Barclays PLC ..............................................   UK            196,000      3,362,877         1.3
    BANKS-MONEY CENTER
  Nichiei Co., Ltd. .........................................   JPN            45,000      3,323,687         1.3
    OTHER FINANCIAL
  3I Group PLC ..............................................   UK            367,550      3,065,015         1.2
    INVESTMENT MANAGEMENT
  Banco Popular Espanol S.A. ................................   SPN            14,510      2,851,457         1.1
    BANKS-MONEY CENTER
  Australia & New Zealand Banking Group Ltd. ................   AUSL          412,360      2,597,930         1.0
    BANKS-MONEY CENTER
  AEGON N.V. ................................................   NETH           34,790      2,219,223         0.9
    INSURANCE-LIFE
  Sun Hung Kai Properties Ltd. ..............................   HK            178,000      2,180,696         0.8
    REAL ESTATE
  HSBC Holdings PLC .........................................   HK            100,000      2,139,902         0.8
    BANKS-MONEY CENTER
  Cheung Kong (Holdings) Ltd. ...............................   HK            212,000      1,884,536         0.7
    REAL ESTATE
  Orix Corp. ................................................   JPN            43,700      1,819,575         0.7
    OTHER FINANCIAL
  M & G Group PLC ...........................................   UK             92,960      1,758,918         0.7
    INVESTMENT MANAGEMENT
  Mapfre Vida Seguros .......................................   SPN            24,569      1,704,077         0.7
    INSURANCE-LIFE
  Henderson Land Development Co., Ltd. ......................   HK            159,000      1,603,569         0.6
    REAL ESTATE
  Skandia Forsakrings AB ....................................   SWDN           56,520      1,601,204         0.6
    INSURANCE - MULTI-LINE
  Cardif S.A. ...............................................   FR              6,218        858,276         0.3
    INSURANCE - MULTI-LINE
  Thai Farmers Bank Public Co., Ltd. SEC-/- {\/} ............   THAI          157,900        810,027         0.3
    BANKS-MONEY CENTER
  Korea Exchange Bank .......................................   KOR            71,700        651,045         0.2
    BANKS-MONEY CENTER
  Land and House Co., Ltd. - Foreign ........................   THAI           77,000        561,562         0.2
    REAL ESTATE

    The accompanying notes are an integral part of the financial statements.

                                       F3

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Phatra Thanakit Co., Ltd. - Foreign .......................   THAI           57,800   $    164,557         0.1
    INVESTMENT MANAGEMENT
  Shinhan Bank-/- ...........................................   KOR             2,740         43,946          --
    BANKS-REGIONAL
                                                                                        ------------
                                                                                          43,219,968
                                                                                        ------------
Health Care (11.3%)
  Novartis AG-/- ............................................   SWTZ            4,720      5,407,873         2.1
    PHARMACEUTICALS
  Bayer AG ..................................................   GER           126,700      5,173,446         2.0
    PHARMACEUTICALS
  Takeda Chemical Industries ................................   JPN           243,000      5,100,985         2.0
    PHARMACEUTICALS
  Schering AG ...............................................   GER            48,840      4,125,043         1.6
    PHARMACEUTICALS
  Sanofi S.A. ...............................................   FR             31,048      3,092,812         1.2
    PHARMACEUTICALS
  Astra AB "A" Free .........................................   SWDN           58,280      2,882,946         1.1
    PHARMACEUTICALS
  Siemens AG - New-/- .......................................   GER            54,245      2,557,063         1.0
    MEDICAL TECHNOLOGY & SUPPLIES
  M.L. Laboratories PLC-/- ..................................   UK            254,968        890,642         0.3
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          29,230,810
                                                                                        ------------
Capital Goods (7.0%)
  Premier Farnell PLC .......................................   UK            287,500      3,697,132         1.4
    INDUSTRIAL COMPONENTS
  Bic .......................................................   FR             24,340      3,655,699         1.4
    OFFICE EQUIPMENT
  Canon, Inc. ...............................................   JPN           150,000      3,317,208         1.3
    OFFICE EQUIPMENT
  Smiths Industries PLC .....................................   UK            236,350      3,245,765         1.2
    AEROSPACE/DEFENSE
  General Electric PLC-/- ...................................   UK            428,470      2,810,000         1.1
    AEROSPACE/DEFENSE
  Telefonaktiebolaget LM Ericsson "B" .......................   SWDN           48,558      1,503,939         0.6
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          18,229,743
                                                                                        ------------
Materials/Basic Industry (6.7%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           176,900      3,496,625         1.3
    PAPER/PACKAGING
  PT Semen Gresik - Foreign .................................   INDO          929,000      2,990,428         1.1
    CEMENT
  Pilkington PLC ............................................   UK          1,087,050      2,940,991         1.1
    BUILDING MATERIALS & COMPONENTS
  Broken Hill Proprietary Co., Ltd. .........................   AUSL          198,911      2,831,878         1.1
    MISC. MATERIALS & COMMODITIES

    The accompanying notes are an integral part of the financial statements.

                                       F4

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  SGL Carbon AG .............................................   GER            21,670   $  2,733,407         1.0
    METALS - NON-FERROUS
  Western Mining Corporation Holdings Ltd. ..................   AUSL          270,000      1,701,041         0.7
    METALS - NON-FERROUS
  Fletcher Challenge Paper{/\} ..............................   NZ            512,000      1,045,396         0.4
    PAPER/PACKAGING
                                                                                        ------------
                                                                                          17,739,766
                                                                                        ------------
Technology (5.3%)
  Cap Gemini N.V. ...........................................   NETH           98,520      2,865,414         1.1
    COMPUTERS & PERIPHERALS
  Group Axime-/- ............................................   FR             22,880      2,650,193         1.0
    COMPUTERS & PERIPHERALS
  Matsushita-Kotobuki Electronics Ltd. ......................   JPN            90,000      2,347,961         0.9
    COMPUTERS & PERIPHERALS
  Koei Co., Ltd. ............................................   JPN           102,500      1,965,705         0.8
    SOFTWARE
  Kyushu-Matsushita Electric Co., Ltd. ......................   JPN           137,000      1,775,225         0.7
    COMPUTERS & PERIPHERALS
  Bowthorpe PLC .............................................   UK            218,750      1,693,065         0.6
    COMPUTERS & PERIPHERALS
  Hosiden Electronics-/- ....................................   JPN            69,000        489,366         0.2
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                          13,786,929
                                                                                        ------------
Consumer Durables (5.2%)
  Sharp Corp. ...............................................   JPN           300,000      4,276,088         1.6
    CONSUMER ELECTRONICS
  Volkswagen AG .............................................   GER             9,690      4,032,250         1.5
    AUTOMOBILES
  BBA Group PLC .............................................   UK            532,840      3,229,886         1.2
    MULTI-INDUSTRY
  Valeo S.A. ................................................   FR             20,700      1,278,764         0.5
    AUTO PARTS
  Samsung Electronics Co.: ..................................   KOR                --             --         0.4
    CONSUMER ELECTRONICS
    Common ..................................................   --             12,206        735,004          --
    New-/- ..................................................   --              3,678        189,466          --
                                                                                        ------------
                                                                                          13,741,458
                                                                                        ------------
Energy (5.0%)
  United Utilities PLC ......................................   UK            311,900      3,316,608         1.3
    ENERGY SOURCES
  Petroleo Brasileiro S.A. (Petrobras) - ADR-/- {\/} ........   BRZL          197,900      3,067,450         1.2
    GAS PRODUCTION & DISTRIBUTION
  Elektrowatt AG-/- .........................................   SWTZ            7,353      2,929,110         1.1
    ELECTRICAL & GAS UTILITIES
  ABB Asea Brown Boveri Ltd. - Bearer .......................   SWTZ            2,305      2,868,330         1.1
    ENERGY EQUIPMENT & SERVICES

    The accompanying notes are an integral part of the financial statements.

                                       F5

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Korea Electric Power Corp. ................................   KOR            28,000   $    817,567         0.3
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          12,999,065
                                                                                        ------------
Consumer Non-Durables (4.7%)
  Amway Japan Ltd. ..........................................   JPN           140,000      4,498,963         1.7
    HOUSEHOLD PRODUCTS
  Gucci Group - NY Registered Shares{\/} ....................   ITLY           57,950      3,701,556         1.4
    TEXTILES & APPAREL
  Parmalat Finanziaria S.p.A. ...............................   ITLY        1,227,960      1,880,440         0.7
    FOOD
  Vendex International N.V. .................................   NETH           43,464      1,860,944         0.7
    OTHER CONSUMER GOODS
  Giordano International Ltd. ...............................   HK            537,000        458,262         0.2
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                          12,400,165
                                                                                        ------------
Multi-Industry/Miscellaneous (4.2%)
  Kinnevik AB "B" Free ......................................   SWDN          119,910      3,309,027         1.3
    MULTI-INDUSTRY
  Citic Pacific Ltd. ........................................   HK            438,000      2,542,824         1.0
    CONGLOMERATE
  Hutchison Whampoa .........................................   HK            279,000      2,191,524         0.8
    MULTI-INDUSTRY
  Wrightson Ltd. ............................................   NZ          1,500,000      1,303,703         0.5
    MULTI-INDUSTRY
  Swire Pacific Ltd. "A" ....................................   HK             96,000        915,438         0.4
    MULTI-INDUSTRY
  United Industrial Corp. ...................................   SING          580,000        489,277         0.2
    CONGLOMERATE
                                                                                        ------------
                                                                                          10,751,793
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $217,710,991) ................                            249,336,147        95.5
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F6

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Thai Farmers Bank Ltd., Warrants expire 9/15/02 (cost
   $9,592)-/- ...............................................   THAI            9,738   $      9,210          --
    BANKS-MONEY CENTER
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $217,720,583)  * ....................                            249,345,357        95.5
Other Assets and Liabilities ................................                             11,818,628         4.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $261,163,985       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
       {/\}  Australian currency denominated.
          * For Federal income tax purposes, cost is $219,363,482 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  41,743,561
                 Unrealized depreciation:           (11,761,686)
                                                  -------------
                 Net unrealized appreciation:     $  29,981,875
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR -- American Depository Receipt
    SEC -- Share Entitlement Certificate

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     OTHER      TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    2.8                   2.8
Brazil (BRZL/BRL) ....................    1.2                   1.2
France (FR/FRF) ......................    7.1                   7.1
Germany (GER/DEM) ....................    7.1                   7.1
Hong Kong (HK/HKD) ...................    5.3                   5.3
Indonesia (INDO/IDR) .................    1.1                   1.1
Italy (ITLY/ITL) .....................    4.7                   4.7
Japan (JPN/JPY) ......................   16.5                  16.5
Korea (KOR/KRW) ......................    0.9                   0.9
Mexico (MEX/MXN) .....................    1.3                   1.3
Netherlands (NETH/NLG) ...............    5.8                   5.8
New Zealand (NZ/NZD) .................    1.8                   1.8
Portugal (PORT/PTE) ..................    1.9                   1.9
Singapore (SING/SGD) .................    1.7                   1.7
Spain (SPN/ESP) ......................    4.2                   4.2
Sweden (SWDN/SEK) ....................    3.6                   3.6
Switzerland (SWTZ/CHF) ...............    5.9                   5.9
Thailand (THAI/THB) ..................    0.9                   0.9
United Kingdom (UK/GBP) ..............   21.7                  21.7
United States & Other (US/USD) .......               4.5        4.5
                                        ------       ---      -----
Total  ...............................   95.5        4.5      100.0
                                        ------       ---      -----
                                        ------       ---      -----

--------------

{d}  Percentages indicated are based on net assets of $261,163,985.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
French Francs...........................     9,674,211         5.09700  02/06/97   $   135,481
French Francs...........................     2,323,468         5.07000  02/19/97        43,396
Japanese Yen............................        99,343       113.01500  01/07/97         2,413
Japanese Yen............................     5,006,047       110.00000  01/07/97       262,135
Japanese Yen............................     1,591,561       111.74500  02/06/97        48,333
Japanese Yen............................    13,907,565       110.40000  02/12/97       585,189
Swiss Francs............................     8,958,150         1.31200  03/19/97       104,350
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $42,741,642)..................    41,560,345                               1,181,297
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 15.91%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $ 1,181,297
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $217,720,583) (Note 1)......  $249,345,357
  U.S. currency.............................................  $      327
  Foreign currencies (cost $4,610,163)......................   4,680,132     4,680,459
                                                              ----------
  Receivable for securities sold........................................    10,949,478
  Receivable for open forward foreign currency contracts, net (Note
   1)...................................................................     1,181,297
  Dividends and dividend withholding tax reclaims receivable............       461,548
  Receivable for Fund shares sold.......................................       167,237
  Miscellaneous receivable..............................................        44,627
  Cash held as collateral for securities loaned (Note 1)................    20,879,528
                                                                          ------------
    Total assets........................................................   287,709,531
                                                                          ------------
Liabilities:
  Payable for Fund shares repurchased...................................     3,247,882
  Payable for securities purchased......................................     1,708,549
  Payable for investment management and administration fees (Note 2)....       217,392
  Payable for loan outstanding (Note 1).................................       129,000
  Payable for service and distribution expenses (Note 2)................       112,908
  Payable for printing and postage expenses.............................       108,222
  Payable for transfer agent fees (Note 2)..............................        69,383
  Payable for professional fees.........................................        32,301
  Payable for registration and filing fees..............................        16,699
  Payable for custodian fees (Note 1)...................................        13,453
  Payable for fund accounting fees (Note 2).............................         5,150
  Payable for Trustees' fees and expenses (Note 2)......................         5,079
  Collateral for securities loaned (Note 1).............................    20,879,528
                                                                          ------------
    Total liabilities...................................................    26,545,546
                                                                          ------------
Net assets..............................................................  $261,163,985
                                                                          ------------
                                                                          ------------
Class A:
Net asset value and redemption price per share ($196,601,302 DIVIDED BY
 22,035,585 shares outstanding).........................................  $       8.92
                                                                          ------------
                                                                          ------------
Maximum offering price per share (100/95.25 of $8.92) *.................  $       9.36
                                                                          ------------
                                                                          ------------
Class B:+
Net asset value and offering price per share ($64,101,904 DIVIDED BY
 7,387,563 shares outstanding)..........................................  $       8.68
                                                                          ------------
                                                                          ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per
 share ($460,779 DIVIDED BY 51,166 shares outstanding)..................  $       9.01
                                                                          ------------
                                                                          ------------
Net assets consist of:
  Paid in capital (Note 4)..............................................  $222,227,771
  Accumulated net realized gain on investments and foreign currency
   transactions.........................................................     6,042,757
  Net unrealized appreciation on translation of assets and liabilities
   in foreign currencies................................................     1,268,683
  Net unrealized appreciation of investments............................    31,624,774
                                                                          ------------
Total -- representing net assets applicable to capital shares outstanding............................................................  $261,163,985
                                                                          ------------
                                                                          ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1996

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $726,212)...........  $ 4,899,862
  Interest income........................................................      282,325
                                                                           -----------
    Total investment income..............................................    5,182,187
                                                                           -----------
Expenses:
  Investment management and administration fees (Note 2).................    3,034,522
  Service and distribution expenses: (Note 2)
    Class A.................................................  $   847,585
    Class B.................................................      681,990    1,529,575
                                                              -----------
  Transfer agent fees (Note 2)...........................................      857,972
  Custodian fees.........................................................      252,795
  Printing and postage expenses..........................................      130,720
  Fund accounting fees (Note 2)..........................................       77,934
  Registration and filing fees...........................................       61,482
  Audit fees.............................................................       52,338
  Trustees' fees and expenses (Note 2)...................................       12,934
  Legal fees.............................................................       11,712
  Other expenses (Note 1)................................................      357,836
                                                                           -----------
    Total expenses before reductions.....................................    6,379,820
                                                                           -----------
      Expense reductions (Notes 1 & 5)...................................     (336,949)
                                                                           -----------
    Total net expenses...................................................    6,042,871
                                                                           -----------
Net investment loss......................................................     (860,684)
                                                                           -----------
Net realized and unrealized gain (loss) on investments and
  foreign currencies: (Note 1)
  Net realized gain on investments..........................   29,599,764
  Net realized gain on foreign currency transactions........    8,331,816
                                                              -----------
    Net realized gain during the year....................................   37,931,580
  Net change in unrealized appreciation on translation of
   assets and liabilities in foreign currencies.............      205,239
  Net change in unrealized appreciation of investments......   (7,070,173)
                                                              -----------
    Net unrealized depreciation during the year..........................   (6,864,934)
                                                                           -----------
Net realized and unrealized gain on investments and foreign currencies...   31,066,646
                                                                           -----------
Net increase in net assets resulting from operations.....................  $30,205,962
                                                                           -----------
                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1996   DECEMBER 31, 1995
                                                              -----------------   -----------------
Decrease in net assets
Operations:
  Net investment income (loss)..............................   $       (860,684)   $        555,361
  Net realized gain on investments and foreign currency
   transactions.............................................         37,931,580             982,081
  Net change in unrealized appreciation on translation of
   assets and liabilities in foreign currencies.............            205,239             247,497
  Net change in unrealized appreciation (depreciation) of
   investments..............................................         (7,070,173)          7,882,538
                                                              -----------------   -----------------
    Net increase in net assets resulting from operations....         30,205,962           9,667,477
                                                              -----------------   -----------------
Class A:
Distributions to shareholders:
  From net realized gain on investments.....................        (20,343,820)         (7,612,428)
  In excess of net realized gain on investments.............                 --          (6,510,219)
Class B:
Distributions to shareholders:
  From net realized gain on investments.....................         (6,672,791)         (1,774,209)
  In excess of net realized gain on investments.............                 --          (1,517,320)
Advisor Class:
Distributions to shareholders:
  From net realized gain on investments.....................            (46,941)             (9,818)
  In excess of net realized gain on investments.............                 --              (8,396)
                                                              -----------------   -----------------
    Total distributions.....................................        (27,063,552)        (17,432,390)
                                                              -----------------   -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........      1,289,311,201       1,294,676,738
  Decrease from capital shares repurchased..................     (1,410,140,865)     (1,410,555,957)
                                                              -----------------   -----------------
    Net decrease from capital share transactions............       (120,829,664)       (115,879,219)
                                                              -----------------   -----------------
Total decrease in net assets................................       (117,687,254)       (123,644,132)
Net assets:
  Beginning of year.........................................        378,851,239         502,495,371
                                                              -----------------   -----------------
  End of year *.............................................   $    261,163,985    $    378,851,239
                                                              -----------------   -----------------
                                                              -----------------   -----------------
  --------------
   *Includes undistributed net investment income of.........   $              0    $              0
                                                              -----------------   -----------------

    The accompanying notes are an integral part of the financial statements.

                                      F11

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                           1996 (A)      1995        1994      1993 (A)      1992
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.08   $    9.17   $   11.02   $    8.21   $    8.74
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.01)       0.03       (0.04)       0.03        0.11
  Net realized and unrealized gain
   (loss) on investments................       0.84        0.32       (0.82)       2.78       (0.62)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.83        0.35       (0.86)       2.81       (0.51)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --       (0.04)         --       (0.02)
  From net realized gain on
   investments..........................      (0.99)      (0.24)      (0.95)         --          --
  In excess of net realized gain on
   investments..........................         --       (0.20)         --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.99)      (0.44)      (0.99)         --       (0.02)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.92   $    9.08   $    9.17   $   11.02   $    8.21
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (d).............       9.28%       3.88%      (7.78)%     34.23%      (5.83)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 196,601   $ 308,816   $ 430,701   $ 523,397   $ 421,693
Ratio of net investment income (loss) to
 average net assets.....................      (0.14)%      0.24%      (0.04)%       0.3%        1.2%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.80%       1.70%       1.70%       1.80%       1.90%
  Without expense reductions............       1.91%       1.78%       1.75%         --%*        --%*
Portfolio turnover rate++++.............         74%         75%         96%         90%         89%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0267         N/A         N/A         N/A         N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Calculated based upon average shares outstanding during the period.
 (b) Not annualized
 (c) Annualized
 (d) Total investment return does not include sales charges.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.
                                      F12

                      GT GLOBAL INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              CLASS B++                            ADVISOR CLASS+++
                                          -------------------------------------------------  ----------------------------
                                                                              APRIL 1, 1993      YEAR       JUNE 1, 1995
                                               YEAR ENDED DECEMBER 31,             TO            ENDED           TO
                                          ----------------------------------  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1996 (A)      1995        1994       1993 (A)       1996 (A)         1995
                                          ----------  ----------  ----------  -------------  -------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.91   $    9.07   $   10.98     $    8.74      $    9.11      $    8.49
                                          ----------  ----------  ----------  -------------  -------------  -------------
Income from investment operations:
  Net investment income (loss)..........      (0.07)      (0.04)      (0.10)        (0.01)          0.02           0.03
  Net realized and unrealized gain
   (loss) on investments................       0.83        0.32       (0.82)         2.25           0.87           1.03
                                          ----------  ----------  ----------  -------------  -------------  -------------
    Net increase (decrease) from
     investment operations..............       0.76        0.28       (0.92)         2.24           0.89           1.06
                                          ----------  ----------  ----------  -------------  -------------  -------------
Distributions to shareholders:
  From net investment income............         --          --       (0.04)           --             --             --
  From net realized gain on
   investments..........................      (0.99)      (0.24)      (0.95)           --          (0.99)         (0.24)
  In excess of net realized gain on
   investments..........................         --       (0.20)         --            --             --          (0.20)
                                          ----------  ----------  ----------  -------------  -------------  -------------
    Total distributions.................      (0.99)      (0.44)      (0.99)           --          (0.99)         (0.44)
                                          ----------  ----------  ----------  -------------  -------------  -------------
Net asset value, end of period..........  $    8.68   $    8.91   $    9.07     $   10.98      $    9.01      $    9.11
                                          ----------  ----------  ----------  -------------  -------------  -------------
                                          ----------  ----------  ----------  -------------  -------------  -------------

Total investment return (d).............       8.67%       3.15%      (8.36)%       25.63%(b)        9.79%        12.56%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  64,102   $  69,654   $  71,794     $  30,745      $     461      $     381
Ratio of net investment income (loss) to
 average net assets.....................      (0.79)%     (0.41)%     (0.69)%        (0.4)%(c)        0.21%        0.59%(c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.45%       2.35%       2.35%          2.4%(c)        1.45%         1.35%(c)
  Without expense reductions............       2.56%       2.43%       2.40%           --%*         1.56%          1.43%(c)
Portfolio turnover rate++++.............         74%         75%         96%           90%            74%            75%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0267         N/A         N/A           N/A      $  0.0267            N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Calculated based upon average shares outstanding during the period.
 (b) Not annualized
 (c) Annualized
 (d) Total investment return does not include sales charges.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.
                                      F13

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global International Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has eight diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates from management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued to amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if

                                      F14

                      GT GLOBAL INTERNATIONAL GROWTH FUND

the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of on over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other then normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1996, stocks with an aggregate value of approximately $19,408,528 were on loan to brokers. The loans were secured by cash collateral of $20,879,528, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1996, the Fund received securities lending fees of $157,185 which were used to reduce custodian fees.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

                                      F15

                      GT GLOBAL INTERNATIONAL GROWTH FUND

(J) DISTRIBUTION TO SHAREHOLDERS
Distribution to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restrictions securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows all specified funds to borrow an aggregate maximum amount of $100,000,000. For the year ended December 31, 1996, the Fund periodically borrowed various amounts at a money market rate, with a balance of $129,000 outstanding on December 31, 1996.

For the year ended December 31, 1996, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $9,625,800 with a weighted average interest rate of 6.27%. Interest incurred on this loan for the year ended December 31, 1996 was $8,383, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management is the Fund's investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of the average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc., an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1996, GT Global retained $28,270 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $20,052 for the year ended December 31, 1996. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSC's, in accordance with the Fund's current prospectus. During the year ended December 31, 1996, GT Global collected CDSC's in the amount of $345,483. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT

                                      F16

                      GT GLOBAL INTERNATIONAL GROWTH FUND

Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, and 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Trustees who is not an employee, officer or director of GT Capital, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1996, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $224,329,938 and $343,544,014, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

                                      F17

                      GT GLOBAL INTERNATIONAL GROWTH FUND

4. CAPITAL SHARES
At December 31, 1996, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS


                                                         YEAR ENDED                       YEAR ENDED
                                                      DECEMBER 31, 1996                DECEMBER 31, 1995
                                               -------------------------------  -------------------------------
CLASS A                                           SHARES           AMOUNT          SHARES           AMOUNT
---------------------------------------------  -------------  ----------------  -------------  ----------------
Shares sold..................................    122,327,179  $  1,141,723,541    140,096,147  $  1,244,115,581
Shares issued in connection with reinvestment
  of distributions...........................      1,912,490        16,848,644      1,274,450        11,483,253
                                               -------------  ----------------  -------------  ----------------
                                                 124,239,669     1,158,572,185    141,370,597     1,255,598,834
Shares repurchased...........................   (136,198,803)   (1,274,970,792)  (154,325,977)   (1,370,898,171)
                                               -------------  ----------------  -------------  ----------------
Net decrease.................................    (11,959,134) $   (116,398,607)   (12,955,380) $   (115,299,337)
                                               -------------  ----------------  -------------  ----------------
                                               -------------  ----------------  -------------  ----------------

                                                         YEAR ENDED                       YEAR ENDED
                                                      DECEMBER 31, 1996                DECEMBER 31, 1995
                                               -------------------------------  -------------------------------
CLASS B                                           SHARES           AMOUNT          SHARES           AMOUNT
---------------------------------------------  -------------  ----------------  -------------  ----------------
Shares sold..................................     11,345,619  $    103,852,840      4,065,880  $     35,727,913
Shares issued in connection with reinvestment
  of distributions...........................        678,796         5,819,941        329,999         2,917,198
                                               -------------  ----------------  -------------  ----------------
                                                  12,024,415       109,672,781      4,395,879        38,645,111
Shares repurchased...........................    (12,451,843)     (114,133,394)    (4,499,678)      (39,592,887)
                                               -------------  ----------------  -------------  ----------------
Net decrease.................................       (427,428) $     (4,460,613)      (103,799) $       (947,776)
                                               -------------  ----------------  -------------  ----------------
                                               -------------  ----------------  -------------  ----------------
                                                                                         JUNE 1, 1995
                                                                                   (COMMENCEMENT OF SALE OF
                                                         YEAR ENDED                         SHARES)
                                                      DECEMBER 31, 1996              TO DECEMBER 31, 1995
                                               -------------------------------  -------------------------------
ADVISOR CLASS                                     SHARES           AMOUNT          SHARES           AMOUNT
---------------------------------------------  -------------  ----------------  -------------  ----------------
Shares sold..................................      2,233,829  $     21,033,137         47,423  $        417,842
Shares issued in connection with reinvestment
  of distributions...........................          3,723            33,098          1,656            14,951
                                               -------------  ----------------  -------------  ----------------
                                                   2,237,552        21,066,235         49,079           432,793
Shares repurchased...........................     (2,228,201)      (21,036,679)        (7,264)          (64,899)
                                               -------------  ----------------  -------------  ----------------
Net increase.................................          9,351  $         29,556         41,815  $        367,894
                                               -------------  ----------------  -------------  ----------------
                                               -------------  ----------------  -------------  ----------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $179,764 under these arrangements.

------------

FEDERAL TAX INFORMATION (UNAUDITED):
For its fiscal year ended December 31, 1996, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $.23 per share (representing an approximate total of $6,254,495). The total amount of taxes paid by the Fund to such countries was approximately $.05 per share (representing an approximate total of $1,336,665).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $22,365,202 as a capital gain dividend for the fiscal year ended December 31, 1996.

                                      F18

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                             GT GLOBAL INTERNATIONAL GROWTH FUND
          INTAR702M